PROFUNDS


        Supplement Dated January 10, 2000 to Prospectus Dated May 1, 1999


         Current shareholders may use their personal computer to transact on-line exchanges of shares of the ProFunds, except exchanges of shares of the UltraEurope and the UltraShort Europe ProFunds, at ProFunds' website (www.profunds.com). To access this service through the website, click on the "Trade/Access Account" icon and you will be prompted to enter your Social Security Number. Follow the instructions to establish your Personal Identification Number (PIN) which will allow you to execute exchanges between ProFunds and access ProFunds account information.

         Internet exchange orders between the ProFunds can be accepted between 8:00 a.m. and 3:55 p.m. and between 4:30 p.m. and 9:00 p.m., Eastern time. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

         Internet exchange transactions are extremely convenient, but are not risk free. To ensure that all Internet transactions are safe, secure and as risk-free as possible, ProFunds has instituted certain safeguards and procedures for determining the identity of web site users. As a result, neither ProFunds nor its transfer agent will be responsible for any loss, liability, cost or expense for following Internet instructions they reasonably believe to be genuine. If you or your intermediary make exchange requests by Internet, you will generally bear the risk of loss.

         The ProFunds' Prospectus is readily available for viewing on the website.

         The Funds may terminate the ability to exchange ProFund shares on its website at any time, in which case you may continue to exchange shares pursuant to the Prospectus.